Income Tax Expense - Classification of the Group's Net Deferred Tax Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)		Jan. 01, 2017 CNY (¥) [1]
Deferred tax assets and liabilities [abstract]
Deferred tax assets	$ 53,991	¥ 361,207	¥ 315,390	[1]	¥ 282,212
Deferred tax liabilities	(20,437)	(136,728)	(116,468)	[1]	¥ (115,758)
Net deferred tax assets	$ 33,554	¥ 224,479	¥ 198,922

[1]	Restated